Exhibit 10.2

Execution Version

INCREASE SUPPLEMENT

This INCREASE SUPPLEMENT, dated as of October 31, 2014 (this “Agreement”), is by and among each Lender or Additional Commitment Lender named on the signature pages hereto (each, an “Increased Tranche B Lender” and, collectively, the “Increased Tranche B Lenders”) and THE HERTZ CORPORATION, a Delaware corporation (the “Parent Borrower”).

RECITALS:

WHEREAS, reference is made to the Credit Agreement dated as of March 11, 2011 (as amended, supplemented or modified from time to time, including pursuant to the Second Amendment to Credit Agreement, dated as of the date hereof, the “Credit Agreement”) among the Parent Borrower, HERTZ EQUIPMENT RENTAL CORPORATION (“HERC”), a Delaware corporation, the Canadian Borrowers, the several banks and other financial institutions from time to time parties thereto (the “Lenders”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent and collateral agent for the Lenders (the “Administrative Agent”), DEUTSCHE BANK AG CANADA BRANCH, as Canadian agent and Canadian collateral agent for the Lenders (the “Canadian Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as co-collateral agent for the Lenders and the other parties thereto (capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement); and

WHEREAS, on the terms and subject to the conditions of the Credit Agreement, the Parent Borrower may request an increase in the Tranche B U.S. Facility Commitment (the “Increased Tranche B U.S. Commitment”) to increase the Tranche B U.S. Facility Commitments pursuant to one or more Increase Supplements with the Tranche B U.S. Facility Lender(s) and/or Additional Commitment Lenders, as applicable.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

This Agreement is in respect of an Increased Tranche B U.S. Commitment in an aggregate principal amount of $235,000,000.  The Increased Tranche B U.S. Commitments evidenced by this Agreement constitutes Indebtedness permitted to be incurred pursuant to Section 8.2(a) of the Credit Agreement.

The Increased Tranche B Lenders hereby agree to commit to provide their Increased Tranche B U.S. Commitments as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below.

The Increased Tranche B Lenders hereby agree to make their Increased Tranche B U.S. Commitments on the following terms and conditions:

1.                                      Increased Amount Date.  The Increased Amount Date for the Increased Tranche B U.S. Commitments shall be the Second Amendment Effective Date.

2.                                      Credit Agreement Governs.  Except as set forth in this Agreement, the Increased Tranche B U.S. Commitments shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

3.                                      Borrower Certifications.  By its execution of this Agreement, the Parent Borrower hereby certifies that no Specified Default has occurred and is continuing immediately prior to and after the Increased Amount Date (for avoidance of doubt, after giving effect to Section 4 of the Second Amendment and the Second Amendment).

4.                                      Recordation of the Commitments.  Upon execution and delivery hereof, the Administrative Agent will record the Increased Tranche B U.S. Commitments of the Increased Tranche B Lenders in the Register.

5.                                      Amendment, Modification and Waiver.  This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto; provided, however, that from and after the Increased Amount Date, any amendments, modifications or waivers shall be governed by the terms of Section 11.1 of the Credit Agreement.

6.                                      Entire Agreement.  This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

7.                                      GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.                                      Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.                                      Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Signature page follows]

2

THE HERTZ CORPORATION

By:	/s/ R. Scott Massengill
	Name:	R. Scott Massengill
	Title:	Senior Vice President and Treasurer

[Signature Page to Increase Supplement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

INCREASED LENDER:	Name of Institution:

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Melissa Provost
Name: Melissa Provost
Title: Vice President

For any Increased Lender requiring a second signature line

	By:	/s/ Jason Shanahan
Name: Jason Shanahan
Title: Vice President

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

INCREASED LENDER:	Name of Institution:

Bank of Montreal, as US Facility Lender and Canadian Facility Lender

	By:	/s/ Jason Hoefler
Name: Jason Hoefler
Title: Director

For any Increased Lender requiring a second signature line

	By:	/s/ Sean Gallaway
Name: Sean Gallaway
Title: Vice President

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

INCREASED LENDER:	Name of Institution:

SunTrust Bank

	By:	/s/ Seth Meier
Name: Seth Meier
Title: Director

For any Increased Lender requiring a second signature line

By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

INCREASED LENDER:	Name of Institution:

ING CAPITAL LLC

	By:	/s/ Jerry L. McDonald
Name: Jerry L. McDonald
Title: Director

For any Increased Lender requiring a second signature line

	By:	/s/ William C. Beddingfield
Name: William C. Beddingfield
Title: Managing Director

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

INCREASED LENDER:	Name of Institution:

ROYAL BANK OF CANADA,
as U.S. Facility Lender

	By:	/s/ Philippe Pepin
Name: Philippe Pepin
Title: Authorized Signatory

Acknowledged by:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

[Signature Page to Increase Supplement]

SCHEDULE A

TO INCREASE SUPPLEMENT

Name of Increased Lender	Type of Commitment Increase	Amount of Increased U.S. Commitment
WELLS FARGO BANK, NATIONAL ASSOCIATION	Increased U.S. Commitment	$60,000,000.00
BANK OF MONTREAL	Increased U.S. Commitment	$10,000,000.00
SUNTRUST BANK	Increased U.S. Commitment	$75,000,000.00
ING CAPITAL LLC	Increased U.S. Commitment	$50,000,000.00
ROYAL BANK OF CANADA	Increased U.S. Commitment	$40,000,000.00
Total:		$235,000,000.00